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Vertical Bridge Holdings, LLC 750 Park of Commerce Drive, Suite 200 Boca Raton, Florida 33487

Independent Accountants' Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Vertical Bridge Holdings, LLC (the "Company") and Guggenheim Securities, LLC ("Guggenheim" and, together with the Company, the "Specified Parties") related to their evaluation of certain information with respect to a portfolio of tower sites, the related tenant leases of such tower sites and iHeart radio stations in conjunction with the proposed offering of Vertical Bridge CC, LLC Secured Tower Revenue Notes, Series 2018-2 (the "Transaction").

The information provided to us, including the information set forth in the Statistical Data File and Radio Station Data File (each as defined herein), is the responsibility of the Company.  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Sample Selection Procedures:

On September 13, 2018, representatives of Guggenheim, on behalf of the Company, provided us with a listing (the "Site Listing") consisting of 724 tower sites (the "Tower Sites") and the related 858 tenant leases (the "Tenant Leases").  At your instruction, we (i) selected the twenty-five Tower Sites with the highest annualized run rate net cash flow as set forth on the Site Listing (the "Top 25 Selected Sites") and (ii) randomly selected an additional 25 Tower Sites (the "25 Random Selected Sites") from the remaining  Tower Sites set forth on the Site Listing.  The Top 25 Selected Sites and the 25 Random Selected Sites are collectively and hereinafter referred to as the "Sample Sites."

In addition, at the instruction of the Company, we selected all of the Tenant Leases related to each of the Sample Sites (the "Sample Tenant Leases").

On September 21, 2018, at the instruction of the Company, we accessed the "Company Website" (http://extranet.verticalbridge.com) and obtained a computer-generated data file and related record layout (the "Statistical Data File") containing data with respect to the Tower Sites and the Tenant Leases.

File Review Procedures of the Sample Sites:

For each of the Sample Sites, we performed comparisons of the tower site characteristics (the "Tower Site Characteristics") set forth on the Statistical Data File and indicated below.

Tower Site Characteristics
1. Ground interest
2. Site name
3. Site state
4. Tower type
5. Tower height
6. Monthly revenue*
7. Monthly ground rent expense*
8. Monthly revenue share rent expense*
9. Monthly property tax amount*
10. Monthly utility expense*
11. Monthly maintenance expense*
12. Monthly insurance allocation*

13. Monthly monitoring expense*
14. Site operating expense*
15. Management fee*
16. CAM revenue*
17. Annual maintenance cap expense*
18. Annualized run rate net cash flow*
19. Ground lease expiration date@
20. Basic Trade Area ("BTA")
21. Tenant count
22. Number of towers per site
23. Telephony lease count

* As of August 31, 2018
@ For Sample Sites with a ground interest of "leased" set forth on or derived from the Title Insurance Policy.

We compared Tower Site Characteristic 1. to the corresponding information set forth on or derived from the "Title Insurance Policy."

We compared Tower Site Characteristics 2. through 5. to the corresponding information set forth on or derived from photographs, site audits, engineering reports or construction drawings set forth in the Company records (collectively, the "Engineering Records").  Further, at your instruction, for purposes of such comparisons of Tower Site Characteristic 5., we did not perform any procedures for Sample Sites with a tower type of "SST on rooftop," as set forth on or derived from the Title Insurance Policy.

With respect to Tower Site Characteristic 6., we summed the monthly revenue of each Sample Tenant Lease (Tenant Lease Characteristic 3. (as defined herein)) relating to each of the related Sample Sites and compared the results of each summation to the corresponding monthly revenue set forth on the Statistical Data File.  Further, at your instruction, differences of 2.5% or less of the monthly revenue indicated on the Statistical Data File were deemed to be "in agreement."

With respect to Tower Site Characteristics 7. and 8., for Sample Sites with a ground interest (as set forth on or derived from the Title Insurance Policy) of (i) "owned," we observed a value of zero on the Statistical Data File or (ii) "leased," we compared the monthly ground rent expense and monthly revenue share rent expense to the corresponding information set forth on or derived from "Ground Lease Agreement." At your instruction, for purposes of such comparisons of Tower Site Characteristics 7. and 8., differences of 2.5% or less of the monthly ground rent expense or monthly revenue share rent expense, as applicable, indicated on the Statistical Data File were deemed to be "in agreement."  Further, with respect to Tower Site Characteristic 8., for the Sample Site indicated in Appendix A, we observed a difference with respect to the monthly revenue share rent expense set forth on the Ground Lease Agreement when compared to monthly revenue share rent expense set forth on the Statistical Data File.  For this Sample Site, we were instructed to perform an additional procedure and compare the monthly revenue share rent expense set forth on the Statistical Data File to the corresponding information derived from the "Management Agreement."  Such comparison was found to be in agreement.

We compared Tower Site Characteristics 9. through 11. to the corresponding information set forth on the monthly expense worksheet as of August 31, 2018 (the "Unaudited Trial Balance").

With respect to Tower Site Characteristic 12., we observed a monthly insurance allocation of $21.00 on the Statistical Data File for each Sample Site.

With respect to Tower Site Characteristic 13., we observed a monthly monitoring expense of (i) $3.20 on the Statistical Data File for any Sample Site with a tower height (as set forth on the Engineering Records) less than 199 feet or (ii) $31.75 on the Statistical Data File with a tower height (as set forth on the Engineering Records) greater than or equal to 199 feet.

With respect to Tower Site Characteristic 14., we recomputed the site operating expense as the sum of (i) the monthly property tax amount, (ii) the monthly utility expense, (iii) monthly maintenance expense, (iv) the monthly insurance allocation and (v) the monthly monitoring expense (each as determined above).  We compared the results of such recomputations to the corresponding information set forth on the Statistical Data File.

With respect to Tower Site Characteristic 15., we recomputed the management fee as 6% of the product of (i) the difference between (a) monthly revenue and (b) monthly ground rent expense (each as determined above) and (ii) 12.

We compared Tower Site Characteristic 16. to the corresponding information set forth on an electronic loan file, prepared, created and delivered by the Company, from the Company's lease Management System, as of the close of business August 31, 2018 (the "CAM Revenue File").

With respect to Tower Site Characteristic 17., we observed an annualized maintenance cap expense of $750 on the Statistical Data File for each Sample Site.

With respect to Tower Site Characteristic 18., we recomputed the annualized run rate net cash flow as the difference between (a) the product of (i) the difference between the (x) monthly revenue and (y) sum of the  monthly ground rent expense and site operating expense (each as determined above) and (ii) 12 and (b) sum of the total the annual maintenance cap expense and the management fee (each as determined above).  We compared the results of such recomputations to the corresponding information set forth on the Statistical Data File.

We compared Tower Site Characteristic 19. to the Ground Lease Agreement.  Further, at your instruction, for purposes of such comparisons, differences of thirty days or less are deemed to be "in agreement."

We compared Tower Site Characteristic 20. to a query prepared and delivered on October 9, 2018 by representatives of Guggenheim, on behalf of the Company (the "Basic Trade Area Query").

With respect to Tower Site Characteristic 21., we summed the number of Sample Tenant Leases with respect to each Sample Tower Site set forth on the Statistical Data File and compared the results of each summation to the tenant count set forth on the Statistical Data File.

With respect to Tower Site Characteristic 22., we summed the number of towers with respect to each Sample Tower Site set forth on the Statistical Data File and compared the results of each summation to the number of towers per site set forth on the Statistical Data File.

With respect to Tower Site Characteristic 23., we summed the number of Sample Tenant Leases with a technology classification (Tenant Lease Characteristic 13. (as defined herein)) of "telephony" for each Sample Site and compared the results of each summation to the telephony lease count set forth on the Statistical Data File.

The tower site documents described above (including the CAM Revenue File and Basic Trade Area Query) and any other related documents used in support of the Tower Site Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the "Tower Site Documentation."  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Tower Site Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Tower Site Documentation.  In addition, we make no representations as to whether the Tower Site Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Sites.

File Review Procedures of the Sample Tenant Leases:

For each of the Sample Tenant Leases, we performed comparisons of the tenant lease characteristics (the "Tenant Lease Characteristics") set forth on the Statistical Data File and indicated below.

Tenant Lease Characteristics
1. Parent
2. Relationship name
3. Monthly revenue
4. Lease commencement date
5. Lease current expiration date
6. Lease escalation frequency
7. Escalation type
8. Billing frequency
9. Total number of renewals

10. Renewals remaining
11. Final expiration date
12. Final expiration term (months)
13. Technology classification
14. Current term end (Months)
15. Escalation Amount
16. CAM revenue*
17. Annualized revenue
18. Annualized CAM revenue

* As of August 31, 2018

We compared Tenant Lease Characteristics 1. through 14. to the corresponding information set forth on or derived from the tenant lease agreement and amendments (collectively, the "Tenant Lease Agreement").  At your instruction, for purposes of each comparison of Tenant Lease Characteristic 3., differences of 2.5% or less of the monthly revenue indicated on the Statistical Data File were deemed to be "in agreement."  Further, at your instruction, for purposes of each comparison of Tenant Lease Characteristics 4., 5. and 11., differences of 30 days or less are deemed to be "in agreement."

We compared Tenant Lease Characteristic 15. to the corresponding information on set forth on or derived from the  Tenant Lease Agreement.  For purposes of such comparison, in the instance in which the Tenant Lease Agreement refers to a variable escalation increase based on the Consumer Price Index ("CPI"), we compared the escalation amount to screen shots from the Company's servicing system (the "Servicing System Screen Shots").

We compared Tenant Lease Characteristic 16. to the corresponding information set forth on or derived from CAM Revenue File.

With respect to Tenant Lease Characteristic 17., we recomputed the annualized revenue as the product of (i) the monthly revenue (as set forth on the Tenant Lease Agreement) and (ii) 12 and compared such result to the annualized revenue set forth on the Statistical Data File.  At your instruction, for purposes of each comparison of Tenant Lease Characteristic 17., differences of 2.5% or less of the annualized revenue indicated on the Statistical Data File were deemed to be "in agreement."

With respect to Tenant Lease Characteristic 18., we recomputed the annualized CAM revenue as the product of (i) the CAM revenue (as set forth on the CAM Revenue File) and (ii) 12 and compared such result to the annualized CAM revenue set forth on the Statistical Data File.

The tenant lease documents indicated above (including the Servicing System Screen Shots) and any other related documents provided in support of the Tenant Lease Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the "Tenant Lease Documentation."  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  Further, we make no representations as to whether the Tenant Lease Documentation are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Tenant Leases.

File Review Procedures of the Radio Stations:

On October 22, 2018, representatives of Guggenheim, on behalf of the Company, provided us with a computer-generated data file and related record layout (the "Radio Station Data File") containing data with respect to 364 iHeart radio stations (the "Radio Stations") associated with the Transaction.

At the Company's instruction, we randomly selected 25 Radio Stations that were associated with a Sample Site (the "Sample Radio Stations"). For each Sample Radio Station, we performed certain comparisons of the radio station characteristics (the "Radio Station Characteristics") set forth on the Radio Station Data File and indicated below.

Radio Station Characteristics
1. Station call letters 2. Monthly rent 3. Radio Frequency

We compared Radio Station Characteristics 1. and 2. to the corresponding information set forth on or derived from "Site Lease Agreement."

At your instruction, we accessed the "FCC Website" (https://www.fcc.gov) on October 24, 2018 and, using methodologies provided to us by Guggenheim, on behalf of the Company, and the station call letters (as set forth on the Site Lease Agreement), we compared Radio Station Characteristic 3. to the corresponding information set forth on the following links on the "FCC Website": for a radio frequency of (i) "FM" - (https://www.fcc.gov/media/radio/fm-query) and (ii) "AM" - https://www.fcc.gov/media/radio/am-query.

The radio station documents described above (including the FCC Website) and any other related documents used in support of the Radio Station Characteristics were provided to us by, or on the behalf of, the Company and are collectively referred to hereinafter as the "Radio Station Documentation."  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Radio Station Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Radio Station Documentation.  In addition, we make no representations as to whether the Radio Station Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Radio Stations.

Agreed-Upon Procedures' Findings

The results of the foregoing procedures indicated that the Tower Site Characteristics and Tenant Lease Characteristics set forth on the Statistical Data File and the Radio Station Characteristics set forth on the Radio Station Data File were found to be in agreement, except as described in Appendix B, Appendix C and Appendix D for the Tower Site Characteristics, Tenant Lease Characteristics and Radio Station Characteristics, respectively.  Supplemental information is contained on Appendix E, Appendix F and Appendix G.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Tower Sites, Tenant Leases or Radio Stations underlying the Statistical Data File or Radio Station Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Tower Sites, Tenant Leases or Radio Stations or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 25, 2018

Appendix A to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 25, 2018. In applying our agreed-upon procedures as outlined above, we noted the following:

In applying our agreed-upon procedures as outlined above, for Tower Site Characteristic 8. we performed an additional procedure with respect to the following Sample Site:

US-FL-5019

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 25, 2018. In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description – Tower Site Characteristics

1	One difference in monthly ground rent expense.
2	One difference in site operating expense.
3	One difference in annualized run rate net cash flow.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by
Deloitte & Touche LLP dated October 25, 2018.

In applying our agreed-upon procedures as outlined above for the Statistical Data File, we observed the following:

Exception Description Number	Exception Description – Tenant Lease Characteristics
1	One difference in lease escalation frequency.
2	One difference in total number of renewals.
3	Two differences in renewals remaining.
4	Three differences in final expiration date.
5	Three differences in final expiration term.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by
Deloitte & Touche LLP dated October 25, 2018.

In applying our agreed-upon procedures as outlined above for the Statistical Data File, we observed the following:

Exception Description Number	Exception Description – Radio Station Characteristics
1	Ten differences in station call letters.
2	Seventeen differences in radio frequency.
3	One radio frequency we were not able to verify.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 25, 2018

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Site number	Tower Site Characteristic	Tower Site Characteristic set forth on the Statistical Data File	Tower Site Characteristic set forth on the Tower Site Documentation

1	US-OK-5003	Monthly ground rent expense	$555.09	$600.39
2	US-OK-5003	Site operating expense	$722.25	$767.55
3	US-OK-5003	Annualized run rate net cash flow	$44,473.89	$43,930.29

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix F to Independent Accountants' Report on Applying Agreed-Upon Procedures
issued by Deloitte & Touche LLP dated October 25, 2018

Supplemental Information Related to the Findings Set Forth on Appendix C

Exception Description Number	Sample Tenant Lease number	Tenant Lease Characteristic	Tenant Lease Characteristic set forth on the Statistical Data File	Tenant Lease Characteristic set forth on or derived from the Tenant Lease Documentation

1	4128	Lease escalation frequency	146	12
2	3634	Total number of renewals	3	7
3	3520	Renewals remaining	18	3
3	3634	Renewals remaining	0	4
4	3520	Final expiration date	10/31/2040	9/30/2022
4	3705	Final expiration date	3/31/2020	3/31/2019
4	3634	Final expiration date	2/29/2028	2/29/2048
5	3520	Final expiration term	265 months	48 months
5	3705	Final expiration term	18 months	6 months
5	3634	Final expiration term	113 months	353 months

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix G to Independent Accountants' Report on Applying Agreed-Upon Procedures
issued by Deloitte & Touche LLP dated October 25, 2018

Supplemental Information Related to the Findings Set Forth on Appendix D

Exception Description Number	Sample Radio Station number	Radio Station Characteristic	Radio Station Characteristic set forth on the Radio Station Data File	Radio Station Characteristic set forth on or derived from the Site Lease Agreement

1	RAL-027	Station call letters	WDCG, WKSL	WDCG, WNCB, W237BZ, WCLY
1	LAX-053	Station call letters	KYSR	KYSR, KBIG, KIIS, KHHT, KOST
1	SAR-004	Station call letters	WLTQ	WLTQ, WSRX, WTZB
1	SDI-015	Station call letters	KLSD, KGB, KHTS, KMYI	KLSD, KGB, KHTS, KMYI, KSSX
1	WPB-011	Station call letters	WBZT, WLDI, WRLX	WBZT, WRLX
1	CIN-030	Station call letters	WEBN	WEBN, WKFS
1	HAR-003	Station call letters	WRVV	WRVV, WRBT
1	IAC-002	Station call letters	KKRQ	KKRQ, KXIC
1	SKA-011	Station call letters	KKZX	KKZX, K256CE
1	AKN-014	Station call letters	KRQK	KRQK, WHOF

Exception Description Number	Sample Radio Station number	Station Call Letter set forth on the Site Lease Agreement	Radio Station Characteristic	Radio Station Characteristic set forth on the Radio Station Data File	Radio Station Characteristic set forth on or derived from the FCC Website
2	RAL-027	WNCB	Radio frequency	Not provided	FM
2	RAL-027	W237BZ	Radio frequency	Not provided	FX
2	RAL-027	WCLY	Radio frequency	Not provided	AM
2	LAX-053	KBIG	Radio frequency	Not provided	FM
2	LAX-053	KIIS	Radio frequency	Not provided	FM
2	LAX-053	KHHT	Radio frequency	Not provided	FM
2	LAX-053	KOST	Radio frequency	Not provided	FM
2	SAR-004	WLTQ	Radio frequency	FM	AM
2	SAR-004	WSRX	Radio frequency	Not provided	FL
2	SAR-004	WTZB	Radio frequency	Not provided	FM
2	SDI-015	KSSX	Radio frequency	Not provided	FM
2	WPB-011	WLDI	Radio frequency	Not provided	FM
2	WPB-011	WRLX	Radio frequency	Not provided	FM
2	CIN-030	WKFS	Radio frequency	Not provided	FM
2	HAR-003	WRBT	Radio frequency	Not provided	FM
2	IAC-002	KXIC	Radio frequency	Not provided	AM
2	AKN-014	WHOF	Radio frequency	Not provided	FM

In applying our agreed-upon procedures as outlined above, we were not able to verify the radio frequency from the FCC Website for the following Sample Radio Station:

Exception Description Number	Sample Radio Station number	Station Call Letter set forth on the Site Lease Agreement

3	SKA-011	K256CE

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.